                                POWER OF ATTORNEY

Know all men by these presents, that I, the undersigned, hereby constitute and appoint Barry Weinert and Kathy Lanterman, and each of them acting or signing alone, as my true and lawful attorney-in-fact to:

1.   Execute and file for and on my behalf in my  capacity as an officer  and/or director of Silicon  Graphics,  Inc. (the  "Company"),  any and all reports required  to be  filed  by me in  accordance  with  Section  16(a)  of  the
     Securities Exchange Act of 1934 and the rules thereunder;

2.   Do and perform any and all acts for and on my behalf which may be necessary or  desirable  to  complete  and  execute any such Form 3, 4, or 5 or other required  report  and timely  file of such  report  with the United  States
     Securities  and Exchange  Commission,  the New York Stock  Exchange and any
     other similar authority; and

3.   Take  any  other  action  of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by me; it being understood that the  documents  executed by such  attorney-in-fact  on my behalf under this Power of Attorney  shall be in such form and shall  contain such terms and  conditions  as  such  attorney-in-fact  may  approve  in  his  or  her discretion.

I hereby grant to each such  attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite,  necessary and proper to be done in the exercise of any of the rights and powers  herein  granted,  as fully to all intents and purposes as I might or could do if personally  present, with full power of substitution or revocation,  hereby  ratifying and confirming all that such attorney-in-fact,  or his or her substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  Power of  Attorney  and the rights and powers herein granted.  I acknowledge that no such  attorney-in-fact, serving  in  such  capacity  at my  request,  is  assuming,  nor is the  Company assuming, any of my responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

This Power of  Attorney  shall  remain in full  force and  effect  until I am no longer  required to file reports under Section 16 with respect to my holdings of and transactions in securities issued by the Company,  unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS  WHEREOF,  I have  caused this Power of Attorney to be executed as of
April 9 2007.

/s/ Robert H. Ewald
-------------------------
Robert H. Ewald